UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2022 (August 31, 2022)

SOTERA HEALTH COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9100 South Hills Blvd, Suite 300

Broadview Heights, Ohio 44147

(Address of Principal Executive Offices) (Zip Code)

(440) 262-1410

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Terrence Hammons Transition

On August 31, 2022, the board of directors of Sotera Health Company (the “Company” and the “Board”) accepted Terrence Hammons’ resignation from his position as Senior Vice President, General Counsel and Secretary of the Company for personal reasons. Mr. Hammons will cease to serve as Senior Vice President, General Counsel and Secretary on October 1, 2022 (the “Date of Separation”) and will provide consulting services to the Company to assist with the transition of his responsibilities through December 31, 2022 (the “Consulting Services”).

Pursuant to the terms and conditions of a separation agreement between the Company and Mr. Hammons (the “Hammons Separation Agreement”) and subject to Mr. Hammons’ continued employment with the Company through the Date of Separation, his execution of an effective release of claims in favor of the Company and his continued compliance with the restrictive covenants to which he is subject, Mr. Hammons will be eligible to receive the severance payments and benefits set forth in his offer letter dated as of August 18, 2021 (the “Offer Letter”) that he would have received if he had been terminated by the Company without Cause (as defined in the Offer Letter). Mr. Hammons will also be eligible to receive a consulting fee of up to $40,500 in connection with his provision of the Consulting Services. In connection with his resignation, any outstanding equity awards Mr. Hammons holds pursuant to the Company’s 2020 Omnibus Incentive Plan (the “Omnibus Plan”) will be governed by the terms and conditions of the Omnibus Plan and the award agreements executed by Mr. Hammons in connection with the grants of those awards.

Interim Senior Vice President, General Counsel and Secretary

Effective October 1, 2022, Mr. Matthew Klaben, Deputy General Counsel, will serve as Interim Senior Vice President, General Counsel and Secretary of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company

Date: September 6, 2022	By:	/s/ Michael F. Biehl
Michael F. Biehl
Interim Chief Financial Officer